                    THE LATIN AMERICAN DISCOVERY FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Frederick B. Whittemore      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD   Michael F. Klein
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Valerie Y. Lewis
DIRECTOR                     SECRETARY
David B. Gill                James R. Rooney
DIRECTOR                     TREASURER
Graham E. Jones              Belinda A. Brady
DIRECTOR                     ASSISTANT TREASURER
John A. Levin
DIRECTOR

           ---------------------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
           ---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
           ---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644,
Boston, Massachusetts 02102-0644
(617) 575-3120
           ---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                      THE
                                 LATIN AMERICAN
                                   DISCOVERY
                                   FUND, INC.
                                   ----------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the nine months ended September 30, 1996, the total return for The Latin American Discovery Fund, Inc. (the "Fund"), based on net asset value per share, was 40.62% compared with 18.65% for the Morgan Stanley Capital International Emerging Markets Global Latin America Index (the "Index"). For the period since commencement of operations on June 23, 1992 through September 30, 1996, the Fund's total return, based on net asset value per share, was 81.57% compared with 47.09% for the Index. On September 30, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $13.25 representing a 14.2% discount to the net asset value per share.

The table below presents the percentage change in the Morgan Stanley Capital International indices for each respective country, in U.S. dollar terms as of September 30, 1996, for the periods presented:

                                    3 MONTHS     9 MONTHS
                                   -----------  -----------
Argentina........................        -7.0          6.7
Brazil...........................         2.8         32.0
Chile............................        -3.1         -1.4
Colombia.........................         6.3          9.4
Mexico...........................         1.9         17.8
Peru.............................         5.4         14.6
Venezuela........................        23.8         93.7

courtesy: FAME/Randall-Helms

ARGENTINA

The performance of the Argentine market was driven in large part by the departure of the respected Minister of Economy Domingo Cavallo and recurring concerns about the fiscal deficit. President Menem, who had fought publicly with Cavallo throughout his five-year tenure, finally decided the political costs of the minister's frequent public tirades were too high and asked him to resign. (The population was also looking for someone to take the hit for the high unemployment.) The man chosen to replace him, ex-central bank head Roque Fernandez, is a widely respected Chicago-trained economist who quickly endorsed the fiscal measures introduced by Cavallo. The markets traded down in the uncertainty surrounding the succession, and on the belief that tight fiscal measures would weaken an already fragile economic recovery. Although we are somewhat cautious, we increased our exposure to YPF during the period since we expect it will benefit from higher oil prices.

BRAZIL

Uncharacteristically for Brazil, there was no major macroeconomic or political news and corporate earnings were within expectations. The Brazilian market is currently de-emphasizing the macro environment and focusing on deregulation, privatization and earnings growth at the industry level. Despite the strong appreciation, the market has not re-rated since last year. This year's market performance has been driven by sector-specific earnings growth which outpaced expectations. In fact, on some measures (e.g. price times next year earnings) the market is cheaper now than it was at the same time last year.

The macro environment has been rather benign. Inflation has fallen to such an extent that the market is talking about a single digit number for 1997. The economy, if not roaring ahead, has recovered to reach its medium term potential (i.e. around 4% per year). Unemployment, though increasing due to productivity measures and to the less robust recovery, is not a major concern. The trade accounts, though worsening, are under control. Interest rates, though high, are continuing to fall. Structural reforms, though slow, are moving ahead.

We welcome the consolidation of the benign macro scenario, but are by no means lulled into a false sense of complacency. Chief concerns are: a) a Cardoso stumble in his effort to change the constitution in order to run for a second presidential term, b) a marked deterioration in the trade accounts, c) a deterioration or non-improvement in the fiscal deficit, or d) a pickup in inflation owing to heated economic activity. Despite these risks we feel that Brazil still offers the most exciting investment opportunities in the region. The Brazilian portion of the portfolio is concentrated in electric and telecom utilities which should benefit from both increased earnings and privatization, and well managed companies in the consumer sector.

CHILE

The Chilean market performance was driven by continued concerns over tight monetary policy. The central bank has an ambitious inflation reducing stance and economic growth, while slowing, is still strong. More importantly, real wage growth has not slowed. Coupled with those factors, corporate earnings registered disappointing growth rates, bolstering the view that many industries in Chile are suffering from margin compression. While an anticipated decline in rates may cause us to increase our exposure to Chile, we will continue to be underweight the market until we see good earnings growth.

COLOMBIA

The Colombian market was able to record a strong performance for the quarter despite its continued obsession with politics and the plight of President Samper. The United States government stepped up pressure for stricter anti-drug measures and rumors of potential economic sanctions increased the hesitation of major market players. The economy continued to show signs of weakness and consensus GDP growth estimates were revised down from 3.5% to 2.5% levels for 1996. The outlook for 1997 is slightly brighter as high local interest rate levels have begun to recede and several industries are expected to hit their cyclical lows during the second half of this year. We continue to be bullish on certain stocks in the financial and consumer sectors, which offer extremely good value and solid fundamentals.

MEXICO

The third quarter continued some of the same themes as earlier in the year. The economic recovery has been faster and stronger than expected. Holding the market back somewhat has been a series of political and business scandals and recent uncertainty about a revaluing peso. Year-to-date, domestic companies have clearly outperformed the more defensive export sector. The Fund is emphasizing interest rate sensitive banks, bottlers, and cement stocks. Current consensus estimates for GDP have risen from 2% earlier this year to 4% GDP growth for 1996, followed by 4.5% in 1997. Unemployment, inflation and interest rates have continued to fall. Furthermore, the Mexican government has returned to international capital markets and has raised $6.5 billion, refinancing outstanding debts at more attractive rates. 1997 will see increased political risk as elections are held for Congress, mayor of Mexico City, and several governorships. The market, however, continues to look attractive as domestically driven companies should continue to recover as wages stop declining and begin increasing in real terms.

PERU

The Peruvian market has rebounded as better macroeconomic data signals the end of the mini-recession that hit the country for a few months at the beginning of the year. Monthly GDP growth figures were above 4% for both June and July and inflation was unexpectedly low for the last two months of the third quarter. We maintain a neutral stance in the market.

VENEZUELA

The Venezuelan market continued its impressive ascent this year as investors focus on the country following its return to free-market policies. Following an economic adjustment plan introduced in April, inflation has fallen from a monthly high of 12.6% to 3.6% in September, the currency stabilized and international reserves increased sharply. The Fund has increased its position in Venezuela, adding equities to its fixed income holdings looking for further appreciation linked to regulatory reform and the recovery of the domestic economy.

Overall the Fund benefited from its overweight positions in Brazil and Colombia and its underweight in Chile as well as good stock selection in Brazil and Mexico. We are sticking with similar strategies and expect continued good performance as long as global markets remain benign.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

       [SIGNATURE]
Robert L. Meyer
PORTFOLIO MANAGER

October 21, 1996

The Latin American Discovery Fund, Inc.
Investment Summary as of September 30, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION (UNAUDITED)
                                                           TOTAL RETURN (%)
                   -------------------------------------------------------------------------------------------------

                        MARKET VALUE (1)                 NET ASSET VALUE (2)                   INDEX (1)(3)
                   ---------------------------       ---------------------------       -----------------------------
                                     AVERAGE                           AVERAGE                             AVERAGE
                   CUMULATIVE         ANNUAL         CUMULATIVE         ANNUAL         CUMULATIVE          ANNUAL
                   ---------------------------       ---------------------------       -----------------------------
FISCAL YEAR TO
 DATE               34.18%            --              40.62%            --               18.65%            --
ONE YEAR            39.38+           39.38%+          31.45+           31.45%+           14.28             14.28%
SINCE INCEPTION*    55.82+           10.93+           81.57+           14.98+            47.09              9.45

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:                                                        NINE MONTHS ENDED
                               1992*      1993       1994        1995     SEPTEMBER 30, 1996 (UNAUDITED)
Net Asset Value Per Share       $15.23     $23.31     $17.16      $10.98                           $15.44
Market Value Per Share          $13.25     $27.13     $18.25       $9.88                           $13.25
Premium/(Discount)              -13.0%      16.4%       6.4%      -10.0%                           -14.2%
Income Dividends                     -          -     $0.00#           -                                -
Capital Gains Distributions          -          -      $5.74       $0.45                                -
Fund Total Return (2)            8.01%    65.36%+     -0.14%    -27.61%+                           40.62%
Index Total Return (1)(3)**     -2.26%     52.29%     -3.69%     -13.53%                           18.65%

 (1) Assumes dividends and distributions, if any, were reinvested.
 (2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela.
 * The Fund commenced operations on June 23, 1992.
 ** Unaudited.
 # Amount is less than $0.01 per share.
 + Adjusted for Rights Offering.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            96.3%
Debt Instruments             2.60%
Short-Term Investments        1.1%
                            100.0%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                15.7%
Beverages                               9.7%
Broadcasting & Publishing               4.1%
Building Materials & Components         4.2%
Energy Sources                          5.0%
Food & Household Products              11.0%
Merchandising                           8.0%
Multi-Industry                          2.9%
Telecommunications                     17.4%
Utilities - Electrical & Gas           12.0%
Other                                  10.0%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil           41.4%
Mexico           31.0%
Argentina        11.4%
Colombia          6.4%
Peru              3.6%
Venezuela         3.4%
Chile             2.7%
Other             0.1%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                          PERCENT OF
                                                          NET ASSETS
                                                       -----------------
       1.  Telebras                                            11.7%
       2.  Eletrobras                                           5.1
       3.  FEMSA                                                4.7
       4.  Lojas Renner                                         4.3
       5.  YPF ADR                                              3.5

                                                          PERCENT OF
                                                          NET ASSETS
                                                       -----------------

       6.  G. Televisa ADR                                      3.4%
       7.  Cemex                                                3.4
       8.  Brahma                                               3.2
       9.  Banco Bradesco                                       3.1
      10.  G. Bancomer                                          2.7
                                                                ---
                                                               45.1%
                                                                ---
                                                                ---

INVESTMENTS (UNAUDITED)
---------

SEPTEMBER 30, 1996

                                                               VALUE
                                              SHARES           (000)
---------------------------------------------------------
------------
COMMON STOCKS (96.5%)
 (Unless otherwise noted)
---------------------------------------------------------
------------
ARGENTINA (11.4%)
BANKING
  Banco Del Suquia                           485,075   U.S.$     727
  Bansud S.A. 'B'                            121,168           1,094
                                                       -------------
                                                               1,821
                                                       -------------
BEVERAGES
  Quilmes                                     69,350             667
                                                       -------------
ENERGY SOURCES
  Perez Companc 'B'                          143,900             911
  YPF ADR                                    274,795           6,286
                                                       -------------
                                                               7,197
                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
  Disco ADR                                  177,440           3,482
                                                       -------------
METALS -- STEEL
  Siderar 'A'                                227,005             670
  Siderar ADR                                 85,965           1,999
                                                       -------------
                                                               2,669
                                                       -------------
TELECOMMUNICATIONS
  Argentine Cellular Communications          454,000             454
  Telecom Argentina ADR                       19,482             787
  Telefonica Argentina ADR                   136,600           3,398
                                                       -------------
                                                               4,639
                                                       -------------
                                                              20,475
                                                       -------------
---------------------------------------------------------
------------
BRAZIL (41.3%)
BANKING
  Banco Bradesco (Preferred)             654,082,658           5,573
  Banco Nacional (Preferred)              95,420,000               5
  Itaubanco (Preferred)                    9,306,100           3,860
  Unibanco (Preferred)                    16,684,000             474
                                                       -------------
                                                               9,912
                                                       -------------
BEVERAGES
  Brahma (Preferred)                       9,105,946           5,663
                                                       -------------
ENERGY SOURCES
  Petrobras (Preferred)                   15,474,000           1,819
                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
  Pao de Acucar GDR                           43,813             841
  Pao de Acucar GDS                            7,600             146
                                                       -------------
                                                                 987
                                                       -------------
MERCHANDISING
  Casa Anglo (Preferred)                  32,361,000           1,553
  Lojas Renner (Preferred)               132,385,000           7,650
                                                       -------------
                                                               9,203
                                                       -------------
METALS -- NON-FERROUS
  CVRD (Preferred)                           182,744           3,624
                                                       -------------
---------------------------------------------------------
------------

                                                               VALUE
                                              SHARES           (000)

---------------------------------------------------------
------------
MULTI-INDUSTRY
  Itausa (Preferred)                         884,000   U.S.$     693
                                                       -------------
TELECOMMUNICATIONS
  Telebras                               110,863,000           7,210
  Telebras (Preferred)                    83,969,740           6,604
  Telebras (Preferred) ADR                    92,005           7,222
  Telesp                                   4,067,256             689
                                                       -------------
                                                              21,725
                                                       -------------
TEXTILES & APPAREL
  Coteminas (Preferred)                      830,000             301
                                                       -------------
UTILITIES -- ELECTRICAL & GAS
  Celesc (Preferred) GDR                      22,460           1,937
  Cemig ADR                                    7,540             225
  Cemig ADR                                   22,225             664
  Copel                                  234,140,000           2,339
  CPFL (Preferred)                        60,885,000           4,174
  Electropaulo (Preferred) 'B'             4,762,000             466
  Eletrobras 'B'                          28,576,000           7,529
  Eletrobras 'B' (Preferred)               2,976,000             831
  Eletrobras (Preferred) ADR                  62,850             841
  Light                                    1,990,000             617
  Lightpar (Preferred)                     3,990,000             563
                                                       -------------
                                                              20,186
                                                       -------------
                                                              74,113
                                                       -------------
---------------------------------------------------------
------------
CHILE (2.2%)
FOOD & HOUSEHOLD PRODUCTS
  Santa Isabel S.A. ADR                      157,005           4,023
                                                       -------------
---------------------------------------------------------
------------
COLOMBIA (6.4%)
BANKING
  Banco Ganadero ADR (Preferred)              37,050             750
  Banco Ganadero 'C' (Preferred)           3,575,527             726
  Banco Ganadero (Rights) expiring
    10/04/96                               1,856,342              --
  Banco de Colombia                       17,127,240           7,287
                                                       -------------
                                                               8,763
                                                       -------------
BEVERAGES
  Bavaria                                    714,831           2,734
                                                       -------------
MULTI-INDUSTRY
  Corfivalle                                       2              --
                                                       -------------
                                                              11,497
                                                       -------------
---------------------------------------------------------
------------

                                                               VALUE
                                              SHARES           (000)
---------------------------------------------------------
------------
MEXICO (30.8%)
BANKING
  G. Banacci 'B'                             686,805   U.S.$   1,485
  G. Banacci 'L'                             645,651           1,319
  G. Bancomer 'B'                          1,221,060             599
  G. Bancomer 'B' ADR                        423,926           4,186
                                                       -------------
                                                               7,589
                                                       -------------
BEVERAGES
  FEMSA ADR                                   74,135           1,761
  FEMSA 'B'                                2,168,070           6,616
                                                       -------------
                                                               8,377
                                                       -------------
BROADCASTING & PUBLISHING
  G. Televisa ADR                            211,280           6,101
  Radio Centro                               161,050           1,329
                                                       -------------
                                                               7,430
                                                       -------------
BUILDING MATERIALS & COMPONENTS
  Apasco                                     209,550           1,443
  Cemex 'B'                                  254,305           1,046
  Cemex CPO                                1,147,362           4,293
  Cemex CPO ADR                               97,517             737
                                                       -------------
                                                               7,519
                                                       -------------
CONSTRUCTION & HOUSING
  Bufete ADR                                  15,010             263
  Consorcio ARA ADR                           84,590           1,808
  Empresas ICA Sociedad
    Controladora ADR                          26,440             403
                                                       -------------
                                                               2,474
                                                       -------------
FINANCIAL SERVICES
  Banorte 'B'                                913,940             970
                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
  Corvi                                    3,913,380           4,393
  Gruma 'B'                                  525,850           3,304
  G. Casa Autrey ADR                          58,050           1,299
  Maseca 'B'                               1,744,290           2,221
                                                       -------------
                                                              11,217
                                                       -------------
INSURANCE
  Invercorp. ADR                              43,500              11
                                                       -------------
MERCHANDISING
  Benavides 'B'                              865,520           1,752
  Cifra 'B'                                1,040,330           1,502
  Comerci Unit                               687,690             639
  Sears de Mexico 'B'                        468,490           1,237
                                                       -------------
                                                               5,130
                                                       -------------
MULTI-INDUSTRY
  Desc                                        63,680           1,417
  G. Carso 'A1'                              469,890           2,163
  G. Carso ADR 'A1'                           93,245             870
                                                       -------------
                                                               4,450
                                                       -------------
RECREATION, OTHER CONSUMER GOODS
  G. Mexicano de Videos 'B' ADR               40,000              15
                                                       -------------
                                                              55,182
                                                       -------------
---------------------------------------------------------
------------
                                                               VALUE
                                              SHARES           (000)

---------------------------------------------------------
------------
PERU (3.6%)
FINANCIAL SERVICES
  Credicorp Ltd.                              87,975   U.S.$   1,671
                                                       -------------
TELECOMMUNICATIONS
  Telefonica del Peru ADR                    165,600           3,788
  Telefonica del Peru 'B'                    428,190             964
                                                       -------------
                                                               4,752
                                                       -------------
                                                               6,423
                                                       -------------
---------------------------------------------------------
------------
VENEZUELA (0.8%)
BANKING
  Banco Mercantile 'B'                        10,000              36
                                                       -------------
UTILITIES -- ELECTRICAL & GAS
  Electricidad de Caracas                  1,335,161           1,326
                                                       -------------
                                                               1,362
                                                       -------------
---------------------------------------------------------
------------
TOTAL COMMON STOCKS
  (Cost U.S. $154,697)                                       173,075
                                                       -------------
---------------------------------------------------------
------------
                                                FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (2.6%)
---------------------------------------------------------
------------
VENEZUELA (2.6%)
BONDS
  Republic of Venezuela Debt
    Conversion Bond 'L' 6.625%,
    12/18/07 (Cost $3,278)           U.S.$     5,750           4,765
                                                       -------------
---------------------------------------------------------
------------

                                              SHARES
---------------------------------------------------------
------------
SHORT-TERM INVESTMENTS (0.8%)
---------------------------------------------------------
------------
CHILE (0.5%)
INVESTMENT COMPANIES
  Desarrollo Mutual Fund                       4,940              93
  Financiero Mutual Fund                         212               4
                                                       -------------
                                                                  97
                                                       -------------

                                                FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------
TIME DEPOSIT
  Pacto Citicorp A.V. 11.64%,
    10/2/96                             CLP  275,567             668
                                                       -------------
                                                                 765
                                                       -------------
---------------------------------------------------------
------------

                                                FACE
                                              AMOUNT           VALUE
                                               (000)           (000)
---------------------------------------------------------
------------
UNITED STATES (0.3%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.40%,
    dated 9/30/96, due 10/1/96, to
    be repurchased at U.S. $586,
    collateralized by U.S. $435
    United States Treasury Notes
    10.625%, due 8/15/15, valued at
    U.S. $599 (Cost U.S. $586)       U.S.$       586   U.S.$     586
                                                       -------------
---------------------------------------------------------
------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S. $1,349)                                           1,351
                                                       -------------
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.3%)
  Argentine Peso                         ARP      22              22
  Brazilian Real                         BRL     150             147
  Chilean Peso                           CLP     154              --
  Colombian Peso                         COP  18,938              18
  Mexican Peso                           MXP   2,265             301
  Peruvian New Sol                       PSS      75              30
  Venezuelan Bolivar                    VEB   10,724              23
                                                       -------------
  (Cost U.S. $586)                                               541
                                                       -------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (100.2%)
  (Cost U.S. $159,910)                                       179,732
                                                       -------------
---------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES (-0.2%)
  Other Assets                       U.S.$     6,645
  Liabilities                                 (7,013)           (368)
                                     ---------------   -------------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 11,617,984 issued and outstanding
    U.S. $0.01 par value shares (100,000,000 shares
    authorized)                                         U.S.$179,364
                                                        ------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                              U.S.$   15.44
                                                        ------------
---------------------------------------------------------
------------
   ADR --  American Depositary Receipt.
   GDR --  Global Depositary Receipt.
   GDS --  Global Depositary Shares.


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